Exhibit 99.1

Golf Town to Acquire Golfsmith International for US $ 6.10 per share

Toronto, ON and Austin, TX – May 14, 2012 – Golf Town, Canada’s largest specialty golf retailer, and Golfsmith International Holdings, Inc. (NASDAQ: GOLF), announced today that they have signed a definitive merger agreement, pursuant to which Golf Town will acquire Golfsmith, a leading specialty golf retailer in the United States, for US $6.10 per share in cash. This represents a premium of 32.2% to Golfsmith stockholders based on the volume-weighted average closing prices of the Company Common Stock on the 30 trading days immediately preceding this announcement. This also represents a premium of 55.1% to Golfsmith stockholders based on the volume-weighted average closing prices of the Company Common Stock on the 30 trading days immediately preceding the announcement on March 1, 2012, that the Company was evaluating strategic alternatives, including a potential sale of the Company. The closing of the acquisition, which is subject to limited closing conditions, including regulatory approvals, is expected to occur in the third quarter of 2012. The transaction is not subject to a financing condition.

Golf Town is owned by OMERS Private Equity and operates 54 stores across Canada and 7 stores in the greater Boston area. Golfsmith has been in business for over 40 years and is a speciality retailer of golf equipment, and related apparel and accessories.

The transaction will result in the creation of the world’s largest specialty golf retailer.

“Golfsmith is a company that we have admired for years. This transaction will give us a formidable footprint in North America and will also provide a strong platform for future growth,” said Don Morrison, Senior Managing Director and Canadian Country Head of OMERS Private Equity. “Together with management we look forward to enhancing the value proposition for the companies’ loyal customers.”

“We are extremely excited about this combination. Together, the businesses will have a broad multi-channel offering of retail, online, mobile and catalogue throughout North America,” said Ron Hornbaker, interim CEO of Golf Town.

“We have been very pleased with the building momentum at Golfsmith and I am proud of the accomplishments that our team has made over the last three years in developing a solid foundation for long term growth. We hold Golf Town in the highest regard and believe them to be an ideal partner to take Golfsmith to the next stage of growth,” said Martin Hanaka, CEO of Golfsmith.

Upon the closing of the transaction, Martin Hanaka will assume the role of CEO of the combined company. Sue Gove, President, COO and CFO of Golfsmith will become the President and COO of the combined company and Ron Hornbaker will assume the role of EVP-Stores.

The boards of directors of both Golf Town and Golfsmith have approved the transaction; in Golfsmith’s case, following the approval and recommendation by a transaction committee of independent directors. Atlantic Equity Partners III, L.P. and certain officers of Golfsmith, holding collectively a majority of Golfsmith’s outstanding shares of common stock, have executed a written consent approving the transaction and the transaction is not subject to further stockholder approval.

In connection with the transaction, BMO Capital Markets and TD Securities Inc. are acting as financial advisors to Golf Town, and Lazard is acting as financial advisor to Golfsmith. Legal counsel is being provided by Weil, Gotshal & Manges LLP for Golf Town and White & Case LLP for Golfsmith.

Conference Call Information:

Golfsmith will host a conference call tomorrow, May 15th at 9 a.m. (eastern standard time) to discuss the first quarter 2012 financial results. The call will be simulcast over the Internet at https://investors.golfsmith.com. A replay will be available for 30 days following the call at the aforementioned website. Telephone replays can be accessed for one month following the call by dialing 877-870-5176 (U.S.) or 858-384-5517 (international) and entering pass code 5747275.

About Golf Town:

Golf Town is a 13-year-old specialty golf equipment, apparel and accessories retailer. The company is Canada’s largest golf retailer and has 54 stores throughout the country. Golf Town expanded into the US market in 2011 by opening 6 stores in the greater Boston area. Golf Town offers a superior selection of brand names as well as proprietary brands. Golf Town was acquired by OMERS Private Equity in September 2007. For further information visit: www.golftown.com.

About Golfsmith

Golfsmith International Holdings, Inc. (NASDAQ: GOLF), has been in business for over 40 years and is a specialty retailer of golf equipment and related apparel and accessories. The company operates as an integrated multi-channel retailer, offering its customers the convenience of shopping in 85 retail locations across the United States, through its Internet site and from its assortment of catalogues. Golfsmith offers an extensive product selection that features premier branded merchandise, as well as its proprietary products, clubmaking components and pre-owned clubs. For further information visit: www.golfsmith.com.

About OMERS Private Equity Inc.

Operating under the OMERS Worldwide brand, OMERS Private Equity today manages the private equity activities of OMERS and has over $6.3 billion of investments under management. The group’s investment strategy includes the active ownership of businesses in North America and Europe. OMERS Private Equity is headquartered in Toronto, Canada, with offices in New York and London. For further information visit: www.omerspe.com.

About OMERS

OMERS is one of Canada’s largest pension funds with over $55 billion in net assets. It provides first-class pension administration and innovative products and services to 420,000 members. Approximately one in every 20 employees working in the province of Ontario is an OMERS member. Through the OMERS Worldwide brand, our team of investment professionals uses a direct drive, active management investment strategy to invest in public and private market assets, including publicly-traded equities, fixed-income, infrastructure, private equity and real estate. For further information visit: www.omers.com or www.omersworldwide.com.

Cautionary Notice Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including with respect to the expected completion of the transaction and expected growth of the combined business, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about future expectations, beliefs, goals, plans or prospects. These forward-looking statements are based on our beliefs, assumptions, and expectations of future events, taking into account the information currently available to us. These statements may include, among others, expectations for completing the transaction, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of future store openings, store remodels and capital expenditures, the likelihood of our success in expanding our business, financing plans, working capital needs and sources of liquidity. The words “may,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “potential,” “target,” “project,” “intend,” and similar statements are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition we express or imply in any forward-looking statements. We note these factors pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the merger, Golfsmith will file with the SEC an Information Statement on Schedule 14C, which will include additional information about the merger. The Information Statement will be mailed to stockholders of Golfsmith. Golfsmith stockholders are encouraged to read the Information Statement and other relevant materials filed with the SEC carefully because they will contain important information about Golfsmith and the merger.

The Information Statement will be, and other documents filed or to be filed by Golfsmith with the SEC are or will be, available free of charge at the SEC’s website www.sec.gov, or by accessing Golfsmith’s website at www.golfsmith.com, under the heading “Investor Relations/Financial Information”.

Inquiries:

Golfsmith International Holdings, Inc.

Sue Gove

512-821-4807

www.golfsmith.com

OMERS Private Equity

Lori McLeod

416-369-2399

www.omerspe.com